                                                                  EXHIBIT (n)(3)



                           FORM OF AMENDED SCHEDULE A

                                     TO THE

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

                                       FOR

                                ING EQUITY TRUST

                                                                      CLASSES OF SHARES
                                                     A        B       C         I         Q        T
                                                    ---      ---     ---       ---       ---      --
ING Convertible Fund                                 X        X       X        N/A       X        N/A
ING Equity and Income Fund                           X        X       X        N/A       X         X
ING Financial Services Fund                          X        X      N/A       N/A      N/A       N/A
ING Growth Opportunities Fund                        X        X       X         X        X         X
ING Large Company Value Fund                         X        X       X        N/A       X        N/A
ING LargeCap Growth Fund                             X        X       X         X        X        N/A
ING MidCap Value Fund                                X        X       X        N/A       X        N/A
ING MidCap Opportunities Fund                        X        X       X         X        X        N/A
ING Principal Protection Fund                        X        X       X        N/A       X        N/A
ING Principal Protection Fund II                     X        X       X        N/A       X        N/A
ING Principal Protection Fund III                    X        X       X        N/A       X        N/A
ING Principal Protection Fund IV                     X        X       X        N/A       X        N/A
ING Principal Protection Fund V                      X        X       X        N/A       X        N/A
ING Principal Protection Fund VI                     X        X       X        N/A       X        N/A
ING Principal Protection Fund VII                    X        X       X        N/A       X        N/A
ING Real Estate Fund                                 X        X       X         X        X        N/A
ING Research Enhanced Index Fund                     X        X       X         X        X        N/A
ING SmallCap Opportunities Fund                      X        X       X         X        X         X
ING SmallCap Value Fund                              X        X       X         X        X         X
ING Tax Efficient Equity Fund                        X        X       X        N/A      N/A       N/A

                           FORM OF AMENDED SCHEDULE B

                                     TO THE

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

                                       FOR

                                ING EQUITY TRUST

                       12B-1 DISTRIBUTION AND SERVICE FEES
                           PAID EACH YEAR BY THE FUNDS
                         (AS A % OF AVERAGE NET ASSETS)

                                                         A     B       C       I     Q      T
                                                        ---   ---     ---     ---   ---    ---
ING Convertible Fund                                   0.35   1.00    1.00    N/A   0.25    N/A
ING Equity and Income Fund                             0.35   1.00    1.00    N/A   0.25   0.75
ING Financial Services Fund                            0.25   1.00     N/A    N/A    N/A    N/A
ING Growth Opportunities Fund                          0.30   1.00    1.00    N/A   0.25   0.95
ING Large Company Value Fund                           0.25   1.00    1.00    N/A   0.25    N/A
ING LargeCap Growth Fund                               0.35   1.00    1.00    N/A   0.25    N/A
ING MidCap Opportunities Fund                          0.30   1.00    1.00    N/A   0.25    N/A
ING MidCap Value Fund                                  0.30   1.00    1.00    N/A   0.25    N/A
ING Principal Protection Fund                          0.25   1.00    1.00    N/A   0.25    N/A
ING Principal Protection Fund II                       0.25   1.00    1.00    N/A   0.25    N/A
ING Principal Protection Fund III                      0.25   1.00    1.00    N/A   0.25    N/A
ING Principal Protection Fund IV                       0.25   1.00    1.00    N/A   0.25    N/A
ING Principal Protection Fund V                        0.25   1.00    1.00    N/A   0.25    N/A
ING Principal Protection Fund VI                       0.25   1.00    1.00    N/A   0.25    N/A
ING Principal Protection Fund VII                      0.25   1.00    1.00    N/A   0.25    N/A
ING Real Estate Fund                                   0.25   1.00    1.00    N/A   0.25    N/A
ING Research Enhanced Index Fund                       0.30   1.00    1.00    N/A   0.25    N/A
ING SmallCap Opportunities Fund                        0.30   1.00    1.00    N/A   0.25   0.95
ING SmallCap Value Fund                                0.25   1.00    1.00    N/A   0.25    N/A
ING Tax Efficient Equity Fund                          0.35   1.00    1.00    N/A    N/A    N/A


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